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Exhibit 99.03

FOR IMMEDIATE RELEASE

Versant Contact:
Lee McGrath
Chief Financial Officer
Versant Corporation
1-800-VERSANT
510-789-1500
 lmcgrath@versant.com

Versant IR Contact:
Scott Liolios
Liolios Group, Inc.
949-574-3860
 scott@liolios.com

Versant Signs Definitive Agreement to Merge with Poet Holdings, Inc.

Combined Company to be Leader in Object Technology for the
Real-time Enterprise

        Fremont, California, September 28, 2003—Versant Corporation (NASDAQ: VSNT), today announced that it has signed a definitive agreement to merge with Poet Holdings, Inc. (Prime Standard, ISIN: US7304471094), a public company listed on the Frankfurt Stock Exchange. Poet develops and markets object database management and e-commerce software for enterprise customers. Under the terms of the agreement, Poet shareholders will receive 1.4 shares of Versant Common Stock in exchange for one Poet share. Based on Versant's stock price as of close of market on September 26, 2003 the Versant stock to be issued to Poet shareholders in the merger would be worth approximately $26 million and represents approximately 45% of the pro forma combined company's outstanding shares. The transaction has been unanimously approved by the Boards of Directors of both companies and is subject to shareholder approval and other closing conditions. Versant expects to seek approval of the transaction from its shareholders at a special shareholder meeting to be held promptly following any necessary SEC regulatory approval. Several affiliated shareholders of Poet and Versant have already signed voting agreements in favor of this transaction.

        Under the terms of the merger agreement, following the merger the combined company would have a five-person board of directors consisting of three persons nominated by Versant and two persons nominated by Poet, with Nick Ordon of Versant to serve as Chairman of the Board. Jochen Witte, Poet's president and CEO, will join Versant's executive team as the President of Versant's European Operations and will be nominated to Versant's Board of Directors. In addition, Dr. Herbert May, who is currently the Chairman of the Board of Poet Holdings, will also be nominated to the Versant's Board of Directors. Two of Versant's existing directors will also be part of the new board.

        Through this union, Versant and Poet plan to deliver comprehensive software solutions to store, integrate, analyze and act on real-time data. Poet's Fast Objects object database, with its strength in embedded applications, complements Versant's VDS object database, which is renowned for its use in high-performance large-scale real-time applications. The joint product line will offer customers the ability to manage real-time, XML and other types of hierarchical and navigational data. The combined suite of products will cater to a wide range of customers who need solutions for small devices like remote controls up to full-scale enterprise solutions, which manage 100's of gigabytes of streaming data. Versant also plans to target a broad range of applications that include data management, telecommunications, real-time integration, catalog information for supply-chain, and government and defense applications. The company is uniquely positioned to take advantage of many of the most powerful trends in computing today including: the evolution of the Internet, the increasing adoption of object-oriented programming, the growing adoption of the application server in IT architectures, and the greater than ever demand for real-time applications.

        Nick Ordon, president and chief executive officer of Versant, said, "I'm exceptionally pleased with today's announcement. While both companies share a common architectural and technological heritage, we have each built uniquely different businesses over the years. Versant has always targeted the high-performance real-time applications, while Poet has established a unique position in the embedded application market. As such, we rarely encountered each other competitively. This creates a key opportunity for the merged company: offering a broader product and solution suite based on architecturally similar offerings. We also believe that Poet's product line for catalog solutions will create a powerful growth driver for Versant as we expand the distribution of these products into North America. We believe that we are building the strongest set of object solutions for the real-time enterprise."

        "Versant combined with Poet expects to generate about $30M of revenues in its first fiscal year after the transaction and to be EBITDA positive on an annual and quarterly basis. The combined company will have about 175 employees, a very strong balance sheet with no debt, about $8M in cash and equivalents and a worldwide leadership in data and catalog management for the real-time enterprise. We will be structured to achieve profitability very quickly and maintain it. The organizational combination is anticipated to yield sizable expense reductions, while at the same time establishing a very strong engineering presence in the U.S., Europe, and Asia, which will certainly benefit customers in those local markets," said Ordon.

        Jochen Witte, president and chief executive officer of Poet Holdings said, "We are very excited about this union with Versant and the opportunity to join and contribute to this strong team. Our customers will benefit from the wider array of products and the global reach of the combined organizations. Our joint customers will be able to take advantage of our broader product offerings along with our collective expertise. We are particularly excited about our X-solutions product line and the ability to sell directly into North America, which is the largest market for enterprise software."

        "I am thrilled to have Jochen join the team and to be able to bring someone of his caliber to the company, both at an operational level as well as a director of the company," said Nick Ordon. "Versant has proven its ability to execute in a tough economic environment. As technology spending increases, Versant has positioned itself to continue to deliver high value real-time solutions to the enterprise. This becomes increasingly important as our customers undertake projects that transform themselves with real-time data. Versant and Poet Holdings combined expect to form the nucleus of a strong and growing software company that can service both local and global customers very effectively."

Transaction Information

        The transaction between Versant and Poet Holdings will require registration of the Versant shares to be issued in the merger with the SEC and approval by the shareholders of both Versant and Poet Holdings. The companies plan to act promptly to initiate this process and currently estimate that a proxy statement soliciting the approval of the transaction by each company's shareholders will be available by November 2003 and that shareholder meetings to vote on approval of the merger is expected to be held in December 2003. Versant will continue to trade on the NASDAQ as VSNT and will also file for listing on the Frankfurt Stock Exchange. Versant was advised by Seven Hills Group LLC, a San Francisco-based investment bank on this transaction.

        This press release does not constitute an offer of any stock or other securities of Versant for sale.

About Versant Corporation

        Versant Corporation (NASDAQ: VSNT) has led the industry in highly scalable, reliable object management and real-time solutions for complex enterprise-level systems since its founding in 1988. The company's Object Database Management System (ODBMS) serves as the core database for fraud detection, yield management, real-time data collection and analysis, operation support systems (OSS)

and other large-scale applications in the telecommunications, financial services, transportation and defense industries. Versant manages data for mission-critical systems in use by British Airways, US Government, Financial Times, and other leading Global 1000 companies. Versant has recently broadened its product line to offer real-time solutions for manufacturing, security and logistics. For more information, call 510-789-1500 or visit www.versant.com.

About Poet Holdings, Inc.

        Poet Holdings, Inc. is a multinational provider of comprehensive catalog infrastructure solutions for B2B e-Commerce and Supplier Relationship Management. Leading buying organizations, suppliers and their resellers count on the Poet?s catalog platforms to efficiently buy and sell their products online. Offering a unique self-service software for suppliers, the Company is the leading provider of catalog management solutions for electronic marketplaces. The Company also develops and markets "FastObjects by Poet", the award-winning object database designed for management of complex data in embedded systems and applications. Poet Holdings, Inc. is headquartered in Hamburg (Germany) and maintains branch offices and strategic partners in Munich, Paris, Tokyo and Foster City (USA). The company is publicly traded on Frankfurt Stock Exchange under Security Number 928040 (ISIN: US7304471094). For more information, visit www.poet.com.

Additional Information About the Merger and Where to Find It

        Versant intends to file with the SEC a registration statement that will include a joint proxy statement/prospectus of Versant and Poet Holdings, and other relevant materials in connection with the transaction. The joint proxy statement/prospectus will be mailed to the stockholders of Versant and Poet. Investors and security holders of Versant and Poet are urged to read the joint proxy statement/prospectus and the other relevant materials when they become available because they will contain important information about Versant, Poet and the transaction. The registration statement, joint proxy statement/prospectus and other relevant materials (when they become available), and any other documents filed by Versant or Poet with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by Versant by contacting Investor Relations, Versant Corporation, 6539 Dumbarton Circle, Fremont, CA 94555, 510-789-1500, or Scott Liolios of Liolios Group, Inc., 949-574-3860, scott@liolios.com. Investors and security holders may obtain free copies of the documents filed with the SEC by Poet by contacting Investor Relations, Poet Holdings, Wiesenkamp 22 b, 22359 Hamburg, Germany.

        Versant and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Versant and Poet in favor of the transaction. A list of the names of Versant's executive officers and directors, and a description of their respective interests in Versant, are set forth in the proxy statement for Versant's 2003 Annual Meeting of Shareholders, which was filed with the SEC on June 26, 2003. Investors and security holders may obtain additional information regarding the interests of Versant's executive officers and directors in the transaction by reading the joint proxy statement/prospectus when it becomes available.

        Poet Holdings and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Poet and Versant in favor of the transaction. A list of the names of Poet's executive officers and directors, and a description of their respective interests in Poet, are set forth in Poet's Annual Report on Form 10-K, which was filed with the SEC on March 31, 2003. Investors and security holders may obtain additional information regarding the interests of Poet's executive officers and directors in the transaction by reading the joint proxy statement/prospectus when it becomes available.

Forward Looking Statements Involve Risks and Uncertainties

        This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, and is subject to the safe harbor created by those sections. These forward-looking statements include those statements in this press release related to the likelihood of consummation of the proposed merger with Poet Holdings, the anticipated pro forma ownership of Versant following the proposed merger (post-merger Versant being sometimes referred to as the "combined company" or "post-merger Versant"), projected cost-savings and the projected revenues and EBITDA of the combined company following the proposed merger, the future operations of Versant following the proposed merger, potential benefits to customers of the combined company and the attractiveness of such products to customers; the performance capabilities of products of the combined company; post-merger Versant's anticipated marketing and product development plans; the effect of the merger on Versant's and Poet's ability to successfully market their respective products, the cash position of the combined company following the merger, the ability of post-merger Versant to achieve profitability and when profitability will be achieved; the combined company's ability to offer a broader product line to its customers; Versant's ability to successfully market products which use or leverage off of real-time data; and the combined company's customer base and future geographic presence, in Asia and elsewhere. These forward-looking statements are subject to numerous and significant risks and uncertainties, which may cause actual events or operating results for the combined company to differ materially from the performance and results discussed in or anticipated by the forward-looking statements. Such differences can arise as a result of various factors, including but not limited to changes in the economic environment, delays in or failure to consummate the merger; changes in business strategy, difficulties of integrating Versant and Poet, difficulties in effecting anticipated operating expense reductions, failures to realize planned merger synergies; the uncertainty of market demand and future customer adoption of the combined company's products, changes in cash flows or in operating margins for Versant's or Poet's products, litigation, failures to promptly modify each company's operations to attain cost-savings or other benefits, the degree to which Poet's e-catalog product line does or does not gain market acceptance; the uncertainty of demand and the timing of demand for Versant's e-business and real-time applications, possible delays in the release of Versant's new real-time solution offerings and the market acceptance of such offerings, the growth rates of certain market segments, pricing pressures, the competitive environment in the software industry, and the company's ability to penetrate markets, the company's ability to successfully manage its costs and operations and maintain its working capital. These and other related risks are described in more detail in Versant's filings with the Securities and Exchange Commission, including the Company's most recent Reports on Form 10-K and 10-Q made with the Securities and Exchange Commission. The forward-looking statements included in this press release are made only as of the date of this press release, and Versant has no obligation to publicly update these forward-looking statements to reflect subsequent events or circumstances.

        Versant is either a registered trademark or trademark of Versant Corporation in the United States and/or other countries. All other names are a registered trademark or trademark of their respective company in the United States and/or other countries.

Conference Call and Dial-in Information

        Versant will hold a conference call to discuss the transaction. The details are as follows:

Date:	September 30, 2003
Time:	4:30 PM EDT
Dial-in number:	800-922-0755
International:	973-935-2405
Internet Simulcast: *	http://www.viavid.net/detailpage.aspx?sid=0000170E

*
Windows Media Player needed for simulcast. Simulcast is voice only.

        Dial in to the conference call 5-10 minutes prior to the start time. An operator will request your name and organization and ask you to wait until the call begins. If you have any difficulty connecting with the call, please contact Liolios Group at (949) 574-3860.

        A replay of the conference call will be available until 01/31/04 at:

Replay number: **	877-519-4471
International replay:**	973-341-3080
Internet Simulcast:	same as above

**
Enter the playback passcode (4209248) to access the replay

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  Exhibit 99.03